                                                                     EXHIBIT L-3


            MARKET SHARES FOR ELECTRIC COMPANIES IN THE UNITED STATES
                     COMPANIES SORTED BY ELECTRIC CUSTOMERS

                                                             ELECTRIC CUSTOMERS
RANK       COMPANY NAME                                              (1998)                SHARE OF TOTAL
=========================================================================================================
1          AEP AND C&SW COMBINED (PRO FORMA]                      4,734,648                      5.27%
2          PG&E Corporation                                       4,536,341                      5.05%
3          Edison International                                   4,284,029                      4.77%
4          Southern Company                                       3,761,136                      4.19%
5          FPL Group, Inc.                                        3,680,481                      4.10%
6          Unicorn Corporation                                    3,444,714                      3.83%
7          Consolidated Edison, Inc.                              3,231,096                      3.60%
8          AMERICAN ELECTRIC POWER COMPANY                        2,999,397                      3.34%
9          Texas Utilities Company                                2,516,927                      2.80%
10         Entergy Corporation                                    2,481,956                      2.76%
11         FirstEnergy Corp.                                      2,161,424                      2.41%
12         DTE Energy Company                                     2,061,679                      2.30%
13         GPU, Inc.                                              2,031,194                      2.26%
14         Dominion Resources, Inc.                               2,009,391                      2.24%
15         Duke Energy Corporation                                1,968,249                      2.19%
16         Public Service Enterprise Group Inc                    1,910,971                      2.13%
17         CENTRAL AND SOUTH WEST CORPORATION                     1,735,251                      1.93%
18         Northeast Utilities                                    1,729,346                      1.93%
19         CMS Energy Corporation                                 1,627,808                      1.81%
20         Reliant Energy, Incorporated                           1,596,361                      1.78%
21         Niagara Mohawk Holdings, Inc.                          1,550,732                      1.73%
22         Northern States Power Company                          1,546,804                      1.72%
23         New Century Energies, Inc.                             1,545,469                      1.72%
24         Ameren Corporation                                     1,506,500                      1.68%
25         PECO Energy Company                                    1,487,794                      1.66%
26         ClNergy Corp.                                          1,424,118                      1.59%
27         Allegheny Energy, Inc.                                 1,409,753                      1.57%
28         Florida Progress Corporation                           1,340,853                      1.49%
29         PPL Corporation                                        1,250,246                      1.39%
30         Sempra Energy                                          1,189,555                      1.32%
31         Carolina Power & Light Company                         1,168,585                      1.30%
32         Constellation Energy Group, Inc.                       1,116,652                      1.24%
33         NSTAR                                                  1,039,987                      1.16%
34         Wisconsin Energy Corporation                           1,005,173                      1.12%
35         New England Electric System                              972,056                      1.08%
36         Conectiv                                                 938,659                      1.04%
37         Alliant Energy Corporation                               901,825                      1 00%
38         Puget Sound Energy, Inc.                                 881,843                      0.98%
39         LG&E Energy Corp.                                        831,841                      0.93%
40         Sierra Pacific Resources                                 825,377                      0.92%
41         Energy East Corporation                                  812,772                      0.90%
42         Pinnacle West Capital Corporation                        777,674                      0.87%
43         OGE Energy Corp.                                         693,710                      0.77%
44         Potomac Electric Power Company                           690,160                      0.77%
45         MidAmerican Energy Hldgs-CalEnergy                       650,586                      0.72%
46         Eastern Utilities Associates                             640,633                      0.71%
47         Western Resources, Inc.                                  620,306                      0.69%
48         DQE                                                      581,205                      0.65%


Prepared by Navigant Consulting, Inc.

                                                                     EXHIBIT L-3


            MARKET SHARES FOR ELECTRIC COMPANIES IN THE UNITED STATES
                     COMPANIES SORTED BY ELECTRIC CUSTOMERS

                                                             ELECTRIC CUSTOMERS
RANK       COMPANY NAME                                              (1998)                SHARE OF TOTAL
=========================================================================================================
49         Dynegy Inc.                                             567,760                       0.63%
50         lllinova Corporation                                    567,676                       0.63%
51         TECO Energy, Inc.                                       530,252                       0.59%
52         CMP Group, Inc.                                         529,845                       0.59%
53         SCANA Corporation                                       510,499                       0.57%
54         DPL Inc.                                                487,603                       0.54%
55         Kansas City Power & Light Company                       447,934                       0.50%
56         WPS Resources Corporation                               439,957                       0.49%
57         IPALCO Enterprises, Inc.                                423,409                       0.47%
58         NiSource Inc.                                           418,387                       0.47%
59         UtiliCorp United Inc.                                   370,587                       0.41%
60         IDACORP, Inc.                                           367,597                       0.41%
61         Public Service Company - New Mexico                     353,653                       0.39%
62         RGS Energy Group, Inc.                                  344,367                       0.38%
63         Hawaiian Electric Industries, Inc.                      327,186                       0.36%
64         UniSource Energy Corporation                            320,776                       0.36%
65         United Illuminating Company                             313,991                       0.35%
66         Avista Corporation                                      301,980                       0.34%
67         El Paso Electric Company                                287,918                       0.32%
68         Montana Power Company                                   283,834                       0.32%
69         CH Energy Group, Inc.                                   268,502                       0.30%
70         Cleco Corporation                                       245,176                       0.27%
71         TNP Enterprises, Inc.                                   226,302                       0.25%
72         CILCORP Inc.                                            195,244                       0.22%
73         Empire District Electric Co.                            143,154                       0.16%
74         Central Vermont Public Service Corp                     140,293                       0.16%
75         Minnesota Power, Inc.                                   138,920                       0.15%
76         Otter Tail Power Company                                125,462                       0.14%
77         SIGCORP, Inc.                                           123,350                       0.14%
78         Madison Gas and Electric Company                        123,270                       0.14%
79         Bangor Hydro-Electric Company                           120,561                       0.13%
80         MDU Resources Group, Inc.                               114,111                       0.13%
81         Citizens Utilities Company                              112,885                       0.13%
82         Unitil Corporation                                       95,552                       0.11%
83         Green Mountain Power Corporation                         83,564                       0.09%
84         St. Joseph Light & Power Company                         62,010                       0.07%
85         Black Hills Corporation                                  56,671                       0.06%
86         Northwestern Corporation                                 55,965                       0.06%
87         Maine Public Service Company                             35,381                       0.04%
88         KeySpan Corporation                                           1                       0.00%
---------------------------------------------------------------------------------------------------------
           TOTAL I.O.U. ELECTRIC CUSTOMERS                      89,830,204                     100.00%


Prepared by Navigant Consulting, Inc.